UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 21, 2008

BEACON POWER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-31973 (Commission File Number)	04-3372365 (IRS Employer Identification No.)

65 Middlesex Road
Tyngsboro, Massachusetts		01879
(Address of Principal Executive Offices)		(Zip Code)

(978) 694-9121

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On November 21, 2008, Beacon Power Corporation (the “Company”) announced that it has settled the patent infringement litigation that Arete Power, Inc. (“Arete”) brought against the Company in October 2007.  The agreement between the two companies ends the litigation over the single patent in question, and restricts Arete from bringing further complaints against the Company alleging infringement of Arete’s other patents.  The parties will be filing the necessary documents in court to formally terminate the ligitation.  Other terms of the settlement remain confidential.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON POWER CORPORATION

Dated:	November 21, 2008	By:	/s/ James M. Spiezio
James M. Spiezio
Chief Financial Officer